AMENDMENT NO. 1 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of June 30, 2016 by and among CDI CORP. (the “Company” or the “Lead Borrower”), CDI CORPORATION (the “U.S. Subsidiary”), CDI ANDERSELITE LIMITED (the “U.K. Subsidiary”), CDI PROFESSIONAL SERVICES, LTD. (the “Canadian Subsidiary”), the other Borrowers (as defined in the Credit Agreement referred to below) hereunder, the lenders party to the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (“Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, Lenders and Administrative Agent have entered into a Credit Agreement, dated as of October 30, 2015 (as amended, restated, renewed, extended, substituted, modified and otherwise supplemented from time to time, the “Credit Agreement”), and certain other Loan Documents (as defined in the Credit Agreement);
WHEREAS, Borrowers have requested that Administrative Agent and Lenders agree to amend certain provisions of the Credit Agreement, and Administrative Agent and Lenders are willing to do so, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. DEFINITIONS.
Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.
SECTION 2. ACKNOWLEDGMENTS.
2.1    Acknowledgment of Obligations. Each Borrower hereby acknowledges, confirms and agrees that as of June 3, 2016, in accordance with the terms of the Credit Agreement (a) the Company, the U.S. Borrowers and each Designated Borrower that is a Domestic Subsidiary are jointly and severally indebted to Administrative Agent and Lenders in respect of the U.S. Revolving Loans in the principal amount of $26,796,534.82 and in respect of Letters of Credit under the U.S. Facility in the amount of $3,266,455.25, and (b) each of the U.K. Borrowers, Canadian Borrowers, each Designated Borrower that is a Foreign Subsidiary, each Foreign Subsidiary Guarantor, the Company, the U.S. Borrowers and each Designated Borrower that is a Domestic Subsidiary are jointly and severally indebted to Administrative Agent and Lenders in respect of the U.K. Revolving Loans and the Canadian Revolving Loans in the principal amount of $1,442,000.00 and in respect of Letters of Credit under the U.K. Facility and the Canadian Facility in the amount of $0.00. All such amounts, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by each Borrower to Administrative Agent and Lenders, are unconditionally owing by such Borrower to Administrative Agent and Lenders in accordance with the terms of the Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.
2.2    Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms and agrees that Administrative Agent, for the benefit of Secured Parties, has and shall continue to have valid, enforceable and perfected first priority Liens, subject to Permitted Liens,

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upon and security interests in the Collateral of such Borrower heretofore granted to Administrative Agent, for the benefit of Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of Secured Parties, and upon and in which Administrative Agent, for the benefit of Secured Parties, presently has perfected first priority Liens and security interests subject to Permitted Liens.
2.3    Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of such Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such obligations, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of law or equity, and (c) Administrative Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.
SECTION 3. AMENDMENTS
3.1    Section 1.01 of the Credit Agreement is hereby amended to insert the following new defined terms in the appropriate alphabetical order:
““Amendment No. 1” shall mean Amendment No. 1 to Credit Agreement dated as of June 6, 2016, by and among Borrowers, Lender, and Administrative Agent.”
3.2    Section 7.06(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    the Company and each Subsidiary may (i) declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person and (ii) may purchase, redeem or otherwise acquire Equity Interests issued by it, so long as, in each instance, prior to and immediately after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing and (B) the aggregate amount of payments made under subsection (b)(i) and (b)(ii) above during any Fiscal Year shall not exceed $10,400,000; and”
SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS.
Each Borrower hereby represents, warrants and covenants with and to Administrative Agent and Lenders as follows:
4.1    Authorization.
(a)    Each Borrower has the corporate or limited liability company power and authority to execute, deliver and perform this Amendment.
(b)    No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required to be obtained by the Borrowers in connection with this Amendment, except consents, authorizations, filings, acts and notices which have been obtained, taken or made and are in full force and effect.

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(c)    This Amendment has been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Amendment and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.2    Representations in Loan Documents. Each of the representations and warranties made by or on behalf of such Borrower to Administrative Agent and Lenders in any of the Loan Documents was true and correct in all material respects when made (except for those representations and warranties that were already qualified by concepts of materiality or by express thresholds, which representations and warranties shall be true and correct in all respects) and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by or on behalf of such Borrower on the date hereof and in this Amendment (other than such representations and warranties that relate solely to a specific prior date).
4.3    Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to the Lender by such Borrower and are in full force and effect, as modified hereby.
4.4    No Conflict, Etc. The execution, delivery and performance of this Amendment by such Borrower will not violate or cause a default under any applicable Law or material Contractual Obligation of such Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues, other than Permitted Liens.
4.5    No Default or Event of Default. No Default or Event of Default exists immediately prior to the execution of this Amendment and no Default or Event of Default will exist immediately after the execution of this Amendment and the other documents, instruments and agreements executed and delivered in connection herewith.
4.6    Additional Events of Default. Any misrepresentation by such Borrower, or any failure of such Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, herein or in any other document, instrument or agreement at any time executed and/or delivered by such Borrower with, to or in favor of Administrative Agent and/or Lenders shall, subject to the terms and provisions of the Credit Agreement and the other Loan Documents, constitute an Event of Default hereunder, under the Credit Agreement and the other Loan Documents.
SECTION 5. CONDITION PRECEDENT.
The effectiveness of the terms and provisions of this Amendment shall be subject to the receipt by Administrative Agent of this Amendment, in form and substance satisfactory to Administrative Agent in its sole discretion, duly authorized, executed and delivered by each Borrower, Lenders and Administrative Agent.
SECTION 6. PROVISIONS OF GENERAL APPLICATION.
6.1    Effect of this Amendment. Except as modified pursuant hereto, and pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties

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hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Any Loan Document amended hereby shall be read and construed with this Amendment as one agreement.
6.2    Costs and Expenses. Borrowers absolutely and unconditionally agree to pay to Administrative Agent, on demand by Administrative Agent at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Amendment are consummated: all reasonable fees and disbursements of any counsel to Administrative Agent in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection with the transactions contemplated hereby and all reasonable out-of-pocket expenses which shall at any time be incurred or sustained by Administrative Agent or its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.
6.3    No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.
6.4    Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.
6.5    Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
6.6    Merger. This Amendment sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.
6.7    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.
6.8    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.
6.9    Reviewed by Attorneys. Each Borrower represents and warrants to Administrative Agent and Lenders that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and each document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the

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negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.
6.10    Governing Law; Consent to Jurisdiction and Venue.
(a)    THIS AMENDMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES.
(b)    EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, COUNTY OF NEW YORK IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY HERETO, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. Nothing herein shall limit the right of Administrative Agent or any Lender to bring proceedings against any Loan Party in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Administrative Agent of any judgment or order obtained in any forum or jurisdiction.
6.11    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Each Borrower acknowledges that the foregoing waivers are a material inducement to Administrative Agent and Lenders entering into this Amendment and that Administrative Agent and Lenders are relying upon the foregoing in their dealings with Borrowers. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.
6.12    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment

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electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS:

CDI CORP.
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Executive Vice President and Chief Financial Officer

CDI CORPORATION
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Executive Vice President and Chief Financial Officer

CDI-INFRASTRUCTURE, LLC
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Vice President

CDI MARINE COMPANY, LLC
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Vice President

MANAGEMENT RECRUITERS INTERNATIONAL, INC.
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Vice President

[Amendment No. 1 to Credit Agreement]

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MRI CONTRACT STAFFING, INC.
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Vice President

CDI-M&T COMPANY, LLC
By: /s/ Brian D. Short
Name: Brian D. Short
Title: Vice President

EDGEROCK TECHNOLOGIES, LLC
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Vice President

[Amendment No. 1 to Credit Agreement]

CDI ANDERSELITE LIMITED
By: /s/ Brian D. Short
Name: Brian D. Short
Title: Director

CDI CORPORATION (INTERNATIONAL) LIMITED
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Director

[Amendment No. 1 to Credit Agreement]

CDI PROFESSIONAL SERVICES, LTD.
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Director

MRI CONTRACT STAFFING – CANADA, LTD.
By: /s/ Michael S. Castleman
Name: Michael S. Castleman
Title: Director

[Amendment No. 1 to Credit Agreement]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Kevin W. Corcoran
Name: Kevin W. Corcoran
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Kevin W. Corcoran
Name: Kevin W. Corcoran
Title: Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Kevin W. Corcoran
Name: Kevin W. Corcoran
Title: Vice President

BANK OF AMERICA, N.A. (acting through its London branch), as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Kevin W. Corcoran
Name: Kevin W. Corcoran
Title: Vice President

[Amendment No. 1 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Krista Mize
Name: Krista Mize
Title: Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender
By: /s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, London Branch, as a Lender
By: /s/ N B Hogg
Name: N B Hogg
Title: Authorized Signatory

[Amendment No. 1 to Credit Agreement]

BANK OF MONTREAL, as a Lender
By: /s/ Helen Alvarez - Hernandez
Name: Helen Alvarez - Hernandez
Title: Director

BANK OF MONTREAL, Chicago, as a Lender
By: /s/ Jason Hoefler
Name: Jason Hoefler
Title: Director

BANK OF MONTREAL, London, as a Lender
By: /s/ Robert Yeung
Name: Robert Yeung
Title: Managing Director

[Amendment No. 1 to Credit Agreement]